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                       SECURITIES AND EXCHANGE COMMISSION

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)        February 6, 1997
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                                Bio-Plexus, Inc.
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               (Exact Name of Registrant as Specified in Charter)

        Connecticut                  0-24128                 06-1211921
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(State or Other Jurisdiction       (Commission             (IRS Employer
      of Incorporation)            File Number)           Identification No.)

                      384 Q Merrow Road, Tolland, CT 06084
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code     (860) 871-8601
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         (Former Name or Former Address, if Changed Since Last Report


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Item 9. Sale of Equity Securities Pursuant to Regulation S

        On February 6, 1997 (the "Closing Date") Bio-Plexus, Inc. (the "Company") issued and sold an aggregate of $5,000,000 of 5% convertible debentures due February 4, 1999 (the "Debentures"). The Debentures were sold for cash to a single foreign institutional corporate investor organized under the laws of the British Virgin Islands. The placement agent for the sale was Shoreline Pacific Institutional Finance, the Institutional Division of Financial West Group ("Shoreline Pacific"). The Debentures were issued in reliance upon an exemption under Regulation S promulgated under the Securities Act of 1933, as amended.

        The Debentures bear interest at the rate of five percent (5%) per annum and are convertible into shares of common stock without par value ("Shares"). Interest is payable quarterly in arrears and accrued interest, as well as principal, is convertible into Shares. The Debentures are convertible at a price equal to the lesser of: (i) nine dollars ($9.00) per Share or (ii) eighty percent (80%) of the average closing bid price of the Shares as reported by Bloomberg, L.P. over the ten (10) day trading period ending on the day prior to the date a notice of conversion is filed with the Company. The Debentures are convertible into Shares in three installments over a two year period ending February 4, 1999. In no event will the Company issue more than one million three hundred fifty thousand (1,350,000) Shares upon conversion of the Debentures. If such limit is reached prior to the conversion of all Debentures, the remaining outstanding Debentures will be redeemed by the Company for their principal amount plus accrued interest. The Debentures will be automatically converted into Shares if the closing bid price of the Shares equals or exceeds fourteen dollars and seventy cents ($14.70) per Share for twenty (20) consecutive trading days during any period of time which is after forty-five (45) days from the Closing Date. Any Debentures remaining outstanding on February 4, 1999 also will be automatically converted into Shares.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BIO-PLEXUS, INC.


                                        By /s/  Ronald A. Haverl
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                                                Ronald A. Haverl
                                                Chairman


Date:  February 12, 1997

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                                 EXHIBIT INDEX


Exhibit No.     Description
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   4.1          Form of 5% Convertible Debenture